THE MORTGAGE POOL


GENERAL

         The Mortgage Pool consists of approximately 2,748 conventional, one- to four-family, adjustable-rate Mortgage Loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of April 1, 1998 (the "Cut-off Date") of approximately $324,524,324, after application of scheduled payments due on or before the Cut-off Date whether or not received, subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years.

         References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 61.47%, approximately 8.12% and approximately 23.16% of the Mortgage Loans, after an initial period of approximately two years, three years and five years, respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described in the Prospectus Supplement) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 1.50% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 72.91% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of six years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the prepayment charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class CE

Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution on the Offered Certificates.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         Approximately 34.94% of the Mortgage Loans are secured by Mortgaged Properties located in the State of California. The aggregate principal balance of Mortgage Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $1,656,871.

         The average principal balance of the Mortgage Loans at origination was approximately $118,259. No Mortgage Loan had a principal balance at origination greater than approximately $2,210,000 or less than approximately $14,000. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $118,095. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $2,206,351 or less than approximately $13,972.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 6.990% per annum to approximately 15.500% per annum, and the weighted average Mortgage Rate was approximately 9.473% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 2.050% to approximately 10.250%, Minimum Mortgage Rates ranging from approximately 5.050% per annum to approximately 15.500% per annum and Maximum Mortgage Rates ranging from approximately 13.450% per annum to approximately 22.500% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately 6.011%, the weighted average Minimum Mortgage Rate was approximately 9.460% per annum and the weighted average Maximum Mortgage Rate was approximately 16.442% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in April 2003 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is October 2000.

         Approximately 27.12% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 80%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 75.92%. At origination, no Mortgage Loan will have a loan-to-value ratio greater than approximately 99.27% or less than approximately 11.85%.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately 29 years and 8 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to May 1997 or after May 1998, or will have a remaining term to maturity of less than 14 years and 2 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is April 2028.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                               PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                            AGGREGATE                     % OF
                                                                            ORIGINAL                    AGGREGATE
                                                       NUMBER               PRINCIPAL                    ORIGINAL
               RANGE ($)                              OF LOANS              BALANCE                 PRINCIPAL BALANCE
               ---------                              --------              -------                 -----------------
          0.01 -    50,000.00 . . . . . . . .            449           $  16,981,683.00                   5.23%
     50,000.01 -   100,000.00 . . . . . . . .          1,123              83,109,697.00                  25.57
    100,000.01 -   150,000.00 . . . . . . . .            616              74,053,401.00                  22.79
    150,000.01 -   200,000.00 . . . . . . . .            225              39,406,532.00                  12.13
    200,000.01 -   250,000.00 . . . . . . . .            148              33,315,472.00                  10.25
    250,000.01 -   300,000.00 . . . . . . . .             64              17,648,256.00                   5.43
    300,000.01 -   350,000.00 . . . . . . . .             42              13,709,616.00                   4.22
    350,000.01 -   400,000.00 . . . . . . . .             16               5,991,120.00                   1.84
    400,000.01 -   450,000.00 . . . . . . . .             19               8,106,995.00                   2.49
    450,000.01 -   500,000.00 . . . . . . . .             16               7,642,877.00                   2.35
    500,000.01 -   550,000.00 . . . . . . . .              2               1,058,500.00                   0.33
    550,000.01 -   600,000.00 . . . . . . . .              8               4,586,750.00                   1.41
    600,000.01 -   650,000.00 . . . . . . . .              4               2,528,000.00                   0.78
    700,000.01 -   750,000.00 . . . . . . . .              1                 715,000.00                   0.22
    750,000.01 -   800,000.00 . . . . . . . .              2               1,540,500.00                   0.47
    850,000.01 -   900,000.00 . . . . . . . .              2               1,762,500.00                   0.54
    900,000.01 -   950,000.00 . . . . . . . .              3               2,792,500.00                   0.86
    950,000.01 - 1,000,000.00 . . . . . . . .              2               1,950,000.00                   0.60
  1,000,000.01 - 1,050,000.00 . . . . . . . .              1               1,012,500.00                   0.31
  1,100,000.01 - 1,150,000.00 . . . . . . . .              1               1,105,000.00                   0.34
  1,150,000.01 - 1,200,000.00 . . . . . . . .              1               1,200,000.00                   0.37
  1,200,000.01 - 1,250,000.00 . . . . . . . .              1               1,235,000.00                   0.38
  1,300,000.01 - 1,350,000.00 . . . . . . . .              1               1,312,500.00                   0.40
  2,200,000.01 - 2,250,000.00 . . . . . . . .              1               2,210,000.00                   0.68
                                                       -----             --------------                 ------
         Total.................................        2,748            $324,974,399.00                 100.00%
                                                       =====             ==============                 ======

                          PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                            AGGREGATE                % OF AGGREGATE
                                                                        PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                          NUMBER        OUTSTANDING AS OF           OUTSTANDING AS OF
          RANGE ($)                                      OF LOANS       THE CUT-OFF DATE            THE CUT-OFF DATE
          ---------                                      --------       -----------------           -----------------
         0.01 -        50,000.00. . . . . . . . .           450         $  16,999,873.00                  5.24%
    50,000.01 -       100,000.00. . . . . . . . .         1,122            82,928,652.65                 25.55
   100,000.01 -       150,000.00. . . . . . . . .           616            73,964,203.47                 22.79
   150,000.01 -       200,000.00. . . . . . . . .           225            39,350,284.15                 12.13
   200,000.01 -       250,000.00. . . . . . . . .           148            33,273,291.90                 10.25
   250,000.01 -       300,000.00. . . . . . . . .            64            17,625,747.86                  5.43
   300,000.01 -       350,000.00. . . . . . . . .            42            13,689,504.63                  4.22
   350,000.01 -       400,000.00. . . . . . . . .            16             5,984,659.24                  1.84
   400,000.01 -       450,000.00. . . . . . . . .            19             8,099,584.33                  2.50
   450,000.01 -       500,000.00. . . . . . . . .            16             7,633,496.79                  2.35
   500,000.01 -       550,000.00. . . . . . . . .             2             1,057,511.61                  0.33
   550,000.01 -       600,000.00. . . . . . . . .             8             4,582,368.85                  1.41
   600,000.01 -       650,000.00. . . . . . . . .             4             2,526,411.54                  0.78
   700,000.01 -       750,000.00. . . . . . . . .             1               714,666.42                  0.22
   750,000.01 -       800,000.00. . . . . . . . .             2             1,538,801.93                  0.47
   850,000.01 -       900,000.00. . . . . . . . .             2             1,759,404.45                  0.54
   900,000.01 -       950,000.00. . . . . . . . .             3             2,790,992.70                  0.86
   950,000.01 -     1,000,000.00. . . . . . . . .             2             1,946,885.96                  0.60
 1,000,000.01 -     1,050,000.00. . . . . . . . .             1             1,009,544.54                  0.31
 1,100,000.01 -     1,150,000.00. . . . . . . . .             1             1,099,950.49                  0.34
 1,150,000.01 -     1,200,000.00. . . . . . . . .             1             1,198,300.62                  0.37
 1,200,000.01 -     1,250,000.00. . . . . . . . .             1             1,234,447.80                  0.38
 1,300,000.01 -     1,350,000.00. . . . . . . . .             1             1,309,388.10                  0.40
 2,200,000.01 -     2,250,000.00. . . . . . . . .             1             2,206,351.29                  0.68
                                                           -----           --------------                ------
         Total......................................       2,748          $324,524,324.32                100.00%
                                                           =====           ==============                ======

                                      MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                      AGGREGATE              % OF AGGREGATE
                                                                                  PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                              NUMBER              OUTSTANDING AS OF          OUTSTANDING AS OF
MORTGAGE RATE (%)                                            OF LOANS              THE CUT-OFF DATE          THE CUT-OFF DATE
-----------------                                            --------              ----------------          ----------------
6.500 - 6.999.....................................               1                 $    161,367.36                 0.05%
7.000 - 7.499.....................................               5                      788,278.32                 0.24
7.500 - 7.999.....................................             132                   21,993,118.67                 6.78
8.000 - 8.499.....................................             144                   18,611,706.66                 5.74
8.500 - 8.999.....................................             600                   81,987,126.54                25.26
9.000 - 9.499.....................................             303                   40,118,850.97                12.36
9.500 - 9.999.....................................             720                   86,547,085.37                26.67
10.000 - 10.499...................................             250                   25,204,368.17                 7.77
10.500 - 10.999...................................             293                   27,306,682.55                 8.41
11.000 - 11.499...................................             104                    7,979,532.83                 2.46
11.500 - 11.999...................................             101                    7,575,910.94                 2.33
12.000 - 12.499...................................              37                    2,482,887.45                 0.77
12.500 - 12.999...................................              31                    2,381,796.15                 0.73
13.000 - 13.499...................................              13                      617,151.54                 0.19
13.500 - 13.999...................................               9                      440,802.26                 0.14
14.000 - 14.499...................................               3                      261,671.74                 0.08
14.500 - 14.999...................................               1                       47,394.09                 0.01
15.500 - 15.999...................................               1                       18,592.71                 0.01
                                                             -----                 ---------------               ------
         Total....................................           2,748                 $324,524,324.32               100.00%
                                                             =====                 ===============               ======



                                 MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                                   AGGREGATE                 % OF AGGREGATE
                                                                                PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                               NUMBER           OUTSTANDING AS OF           OUTSTANDING AS OF
MORTGAGE RATE (%)                                              OF LOANS          THE CUT-OFF DATE            THE CUT-OFF DATE
-----------------                                              --------          ----------------            ----------------
6.500 -   6.999.........................................             1            $    161,367.36                   0.05%
7.000 -   7.499.........................................             4                 746,892.20                   0.23
7.500 -   7.999.........................................           127              21,776,206.78                   6.71
8.000 -   8.499.........................................           143              18,558,522.75                   5.72
8.500 -   8.999.........................................           600              81,916,234.03                  25.24
9.000 -   9.499.........................................           303              39,885,909.75                  12.29
9.500 -   9.999.........................................           716              85,750,680.73                  26.42
10.000 - 10.499.........................................           248              25,146,531.50                   7.75
10.500 - 10.999.........................................           297              27,944,589.69                   8.61
11.000 - 11.499.........................................           109               8,575,463.62                   2.64
11.500 - 11.999.........................................           103               7,623,677.87                   2.35
12.000 - 12.499.........................................            39               2,670,839.55                   0.82
12.500 - 12.999.........................................            31               2,381,796.15                   0.73
13.000 - 13.499.........................................            13                 617,151.54                   0.19
13.500 - 13.999.........................................             8                 364,743.37                   0.11
14.000 - 14.499.........................................             3                 261,671.74                   0.08
14.500 - 14.999.........................................             2                 123,452.98                   0.04
15.500 - 15.999.........................................             1                  18,592.71                   0.01
                                                                 -----            ---------------                 ------
         Total..........................................         2,748            $324,524,324.32                 100.00%
                                                                 =====            ===============                 ======

                                                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                                     AGGREGATE              % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE        PRINCIPAL BALANCE
    MAXIMUM                                                       NUMBER         OUTSTANDING AS OF        OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS         THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------                                                --------         ----------------         ----------------
13.000 - 13.499.........................................            1           $     167,490.38                  0.05%
13.500 - 13.999.........................................            8                 742,381.64                  0.23
14.000 - 14.499.........................................            5                 743,709.51                  0.23
14.500 - 14.999.........................................          130              21,867,317.70                  6.74
15.000 - 15.499.........................................          150              19,636,376.55                  6.05
15.500 - 15.999.........................................          616              83,633,062.50                 25.77
16.000 - 16.499.........................................          303              39,540,259.30                 12.18
16.500 - 16.999.........................................          709              85,518,536.55                 26.35
17.000 - 17.499.........................................          246              24,772,958.27                  7.63
17.500 - 17.999.........................................          290              26,670,570.94                  8.22
18.000 - 18.499.........................................          102               7,969,193.28                  2.46
18.500 - 18.999.........................................           97               7,244,934.14                  2.23
19.000 - 19.499.........................................           36               2,355,637.11                  0.73
19.500 - 19.999.........................................           29               2,352,343.00                  0.72
20.000 - 20.499.........................................           13                 617,151.54                  0.19
20.500 - 20.999.........................................            8                 364,743.37                  0.11
21.000 - 21.499.........................................            3                 261,671.74                  0.08
21.500 - 21.999.........................................            1                  47,394.09                  0.01
22.500 - 22.999.........................................            1                  18,592.71                  0.01
                                                                -----             --------------                ------
         Total..........................................        2,748             $324,524,324.32               100.00%
                                                                =====             ===============               ======


                                           MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                                     AGGREGATE              % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE        PRINCIPAL BALANCE
    MAXIMUM                                                       NUMBER         OUTSTANDING AS OF        OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS         THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------                                                --------         ----------------         ----------------
5.000 -   5.499.........................................            1          $     264,305.73                   0.08%
6.500 -   6.999.........................................            1                161,367.36                   0.05
7.000 -   7.499.........................................            5                788,278.32                   0.24
7.500 -   7.999.........................................          132             21,993,118.67                   6.78
8.000 -   8.499.........................................          144             18,611,706.66                   5.74
8.500 -   8.999.........................................          600             81,987,126.54                  25.26
9.000 -   9.499.........................................          303             40,118,850.97                  12.36
9.500 -   9.999.........................................          720             86,547,085.37                  26.67
10.000 - 10.499.........................................          249             24,940,062.44                   7.69
10.500 - 10.999.........................................          294             27,360,866.41                   8.43
11.000 - 11.499.........................................          104              7,979,532.83                   2.46
11.500 - 11.999.........................................          101              7,575,910.94                   2.33
12.000 - 12.499.........................................           37              2,482,887.45                   0.77
12.500 - 12.999.........................................           31              2,403,671.18                   0.74
13.000 - 13.499.........................................           13                617,151.54                   0.19
13.500 - 13.999.........................................            8                364,743.37                   0.11
14.000 - 14.499.........................................            3                261,671.74                   0.08
14.500 - 14.999.........................................            1                 47,394.09                   0.01
15.500 - 15.999.........................................            1                 18,592.71                   0.01
                                                                -----           ---------------                 ------
         Total..........................................        2,748           $324,524,324.32                 100.00%
                                                                =====           ===============                 ======

                                                     GROSS MARGINS OF THE MORTGAGE LOANS


                                                                                     AGGREGATE              % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE        PRINCIPAL BALANCE
    MAXIMUM                                                       NUMBER         OUTSTANDING AS OF        OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS         THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------                                                --------         ----------------         ----------------
2.000 - 2.249...........................................            1          $      61,328.25                   0.02%
4.500 - 4.749...........................................           18              2,057,581.20                   0.63
4.750 - 4.999...........................................          164             19,571,073.32                   6.03
5.000 - 5.249...........................................            5                653,762.54                   0.20
5.250 - 5.499...........................................          100             10,902,907.19                   3.36
5.500 - 5.749...........................................          521             70,890,613.45                  21.84
5.750 - 5.999...........................................          307             36,216,422.32                  11.16
6.000 - 6.249...........................................          403             55,396,299.49                  17.07
6.250 - 6.499...........................................          169             17,497,924.94                   5.39
6.500 - 6.749...........................................          941             96,008,763.15                  29.58
6.750 - 6.999...........................................           29              3,438,054.92                   1.06
7.000 - 7.249...........................................           15              2,669,852.34                   0.82
7.250 - 7.499...........................................            8              2,065,013.88                   0.64
7.500 - 7.749...........................................            9              1,307,304.51                   0.40
7.750 - 7.999...........................................           45              4,862,397.75                   1.50
8.000 - 8.249...........................................            1                 32,174.43                   0.01
8.250 - 8.499...........................................            1                115,736.32                   0.04
8.500 - 8.749...........................................            5                498,056.44                   0.15
9.000 - 9.249...........................................            2                 93,277.65                   0.03
9.250 - 9.499...........................................            2                105,270.64                   0.03
9.500 - 9.749...........................................            1                 33,115.50                   0.01
10.250 - 10.499.........................................            1                 47,394.09                   0.01
                                                                -----           ---------------                 ------
         Total..........................................        2,748           $324,524,324.32                 100.00%
                                                                =====           ===============                 ======

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS


                                                                                     AGGREGATE              % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE        PRINCIPAL BALANCE
    MAXIMUM                                                       NUMBER         OUTSTANDING AS OF        OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS         THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------                                                --------         ----------------         ----------------
Less than or equal to 25.00.............................             6           $     331,205.06                  0.10%
25.01 - 30.00...........................................             5                 190,391.19                  0.06
30.01 - 35.00...........................................            21               1,334,666.13                  0.41
35.01 - 40.00...........................................            23               1,342,845.20                  0.41
40.01 - 45.00...........................................            27               3,057,577.14                  0.94
45.01 - 50.00...........................................            35               4,379,446.56                  1.35
50.01 - 55.00...........................................            54               5,272,317.88                  1.62
55.01 - 60.00...........................................            96               9,501,581.64                  2.93
60.01 - 65.00...........................................           180              20,551,041.03                  6.33
65.01 - 70.00...........................................           318              33,200,734.79                 10.23
70.01 - 75.00...........................................           572              65,030,669.25                 20.04
75.01 - 80.00...........................................           765              92,315,185.29                 28.45
80.01 - 85.00...........................................           437              57,954,123.56                 17.86
85.01 - 90.00...........................................           193              28,138,440.62                  8.67
90.01 - 95.00...........................................            15               1,794,395.28                  0.55
95.01 - 100.00..........................................             1                 129,703.70                  0.04
                                                                 -----            --------------                 ------
         Total..........................................         2,748           $324,524,324.32                 100.00%
                                                                 =====            ==============                 ======

                                           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES


                                                                                     AGGREGATE              % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                  NUMBER         OUTSTANDING AS OF        OUTSTANDING AS OF
LOCATION                                                         OF LOANS         THE CUT-OFF DATE         THE CUT-OFF DATE
--------                                                         --------         ----------------         ----------------
Arizona.................................................           106              $  10,386,622.73               3.20%
Arkansas................................................             3                    165,557.21               0.05
California..............................................           655                113,383,453.65              34.94
Colorado................................................           135                 14,932,193.37               4.60
Connecticut.............................................             1                  2,206,351.29               0.68
Delaware................................................             3                    148,577.21               0.05
District of Columbia....................................             2                    164,779.88               0.05
Florida.................................................           125                 12,249,199.83               3.77
Georgia.................................................            55                  6,287,581.55               1.94
Hawaii..................................................             7                  1,819,640.26               0.56
Idaho...................................................            18                  1,531,935.03               0.47
Illinois................................................           246                 31,885,051.88               9.83
Indiana.................................................            43                  2,810,087.76               0.87
Iowa....................................................            10                    858,337.46               0.26
Kansas..................................................            30                  3,646,465.42               1.12
Kentucky................................................             6                    399,132.23               0.12
Louisiana...............................................             2                     84,663.02               0.03
Maine...................................................             2                    161,583.40               0.05
Maryland................................................            24                  2,618,931.95               0.81
Massachusetts...........................................             2                    165,793.37               0.05
Michigan................................................            71                  6,370,514.03               1.96
Minnesota...............................................           131                 13,099,855.88               4.04
Mississippi.............................................             3                    144,374.96               0.04
Missouri................................................            92                  5,465,546.84               1.68
Montana.................................................            17                  1,418,846.83               0.44
Nebraska................................................             2                    196,997.92               0.06
Nevada..................................................            65                  7,742,197.48               2.39
New Jersey..............................................             4                    380,909.94               0.12
New Mexico..............................................            51                  5,677,220.66               1.75
North Carolina..........................................            27                  2,662,312.95               0.82
Ohio....................................................           250                 19,636,180.33               6.05
Oklahoma................................................            14                    820,484.89               0.25
Oregon..................................................            72                  9,149,911.04               2.82
Pennsylvania............................................           111                  9,422,174.98               2.90
South Carolina..........................................             9                  1,328,705.83               0.41
Tennessee...............................................            32                  2,613,409.10               0.81
Texas...................................................            88                  6,460,582.86               1.99
Utah....................................................            81                  8,621,249.96               2.66
Vermont.................................................             1                     71,965.29               0.02
Virginia................................................             8                  3,085,661.57               0.95
Washington..............................................            63                  7,743,734.05               2.39
West Virginia...........................................            10                    579,910.96               0.18
Wisconsin...............................................            69                  5,847,571.86               1.80
Wyoming.................................................             2                     78,065.61               0.02
                                                                 -----                --------------             ------
         Total..........................................         2,748               $324,524,324.32             100.00%
                                                                 =====                ==============             ======

                                     MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                             AGGREGATE                       % OF AGGREGATE
                                                                         PRINCIPAL BALANCE                  PRINCIPAL BALANCE
                                                    NUMBER               OUTSTANDING AS OF                  OUTSTANDING AS OF
PROPERTY TYPE                                      OF LOANS               THE CUT-OFF DATE                  THE CUT-OFF DATE
-------------                                      --------               ----------------                  ----------------
Single Family...........................             2,381                 $278,330,726.38                        85.77%
Two-Four Family.........................               150                   16,265,651.67                         5.01
Condominium.............................                78                    8,142,031.56                         2.51
Planned Unit Development................               124                   20,661,381.26                         6.37
Manufactured Housing....................                15                    1,124,533.45                         0.35
                                                     -----                 ---------------                       ------
         Total..........................             2,748                 $324,524,324.32                       100.00%
                                                     =====                 ===============                       ======



                                  MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS


                                                                                 AGGREGATE                 % OF AGGREGATE
                                                                             PRINCIPAL BALANCE            PRINCIPAL BALANCE
                                                                NUMBER       OUTSTANDING AS OF             OUTSTANDING AS OF
OCCUPANCY STATUS                                               OF LOANS       THE CUT-OFF DATE             THE CUT-OFF DATE
----------------                                               --------       ----------------             ----------------
Owner-Occupied..........................................         2,382          $291,641,454.56                  89.87%
Secondary...............................................            26             3,235,385.44                   1.00
Investor................................................           340            29,647,484.32                   9.14
                                                                ------          ---------------                 -------
         Total..........................................         2,748          $324,524,324.32                 100.00%
                                                                 =====          ===============                 =======

         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.



                                                   PURPOSE OF THE MORTGAGE LOANS


                                                                                  AGGREGATE                % OF AGGREGATE
                                                                               PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                                NUMBER         OUTSTANDING AS OF           OUTSTANDING AS OF
LOAN PURPOSE                                                   OF LOANS        THE CUT-OFF DATE            THE CUT-OFF DATE
------------                                                   --------        ----------------            ----------------
Purchase................................................           531           $60,596,661.32                  18.67%
Equity-out Refinance....................................         1,535           185,278,855.92                  57.09
Rate-term Refinance.....................................           682            78,648,807.08                  24.24
                                                                 -----          ---------------                 ------
         Total..........................................         2,748          $324,524,324.32                 100.00%
                                                                 =====          ===============                 =======

                                      LOAN PROGRAMS OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------     ------------------     -----------------
Full or Limited Documentation Program...................     2,046       $244,200,225.09              75.25%
Stated Income Documentation Program.....................       702         80,324,099.23              24.75
                                                             -----       ---------------             ------
         Total..........................................     2,748       $324,524,324.32             100.00%
                                                             =====       ===============             ======


                                           RISK CATEGORIES OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                                            --------     ------------------     -----------------
A.......................................................         1       $     98,012.39              0.03%
A+......................................................       692         97,424,180.81             30.02
A+MO*...................................................       119         11,199,047.41              3.45
A-......................................................       830        111,608,008.32             34.39
A-MO*...................................................        49          4,019,737.58              1.24
B.......................................................       490         50,564,048.15             15.58
C.......................................................       323         29,088,767.04              8.96
C-......................................................       162         13,285,134.20              4.09
C-HS**.................................................         82          7,237,388.42              2.23
                                                             -----       ---------------            ------
         Total..........................................     2,748       $324,524,324.32            100.00%
                                                             =====       ===============            =======

*        Underwritten pursuant to the Mortgage Credit Only program.
**       Underwritten pursuant to the Home Saver program.

                                      NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                                            --------     ------------------     -----------------
May 1998................................................        5        $     774,101.06              0.24%
June 1998...............................................       11            1,521,827.68              0.47
July 1998...............................................       34            5,217,017.06              1.61
August 1998.............................................       62            6,700,422.54              2.06
September 1998..........................................       57            7,488,208.23              2.31
October 1998............................................       20            1,808,330.69              0.56
June 1999...............................................        2              428,054.30              0.13
July 1999...............................................        1               41,444.89              0.01
August 1999.............................................        6              775,333.00              0.24
September 1999..........................................       19            2,524,207.49              0.78
October 1999............................................       24            2,030,274.10              0.63
November 1999...........................................       15            1,372,753.90              0.42
December 1999...........................................       58            7,687,530.34              2.37
January 2000............................................      355           38,430,671.28             11.84
February 2000...........................................      633           70,916,346.73             21.85
March 2000..............................................      610           68,979,587.00             21.26
April 2000..............................................       60            6,293,467.00              1.94
September  2000.........................................        2              120,632.16              0.04
October 2000............................................        2              530,235.19              0.16
November 2000...........................................        7              591,583.00              0.18
December 2000...........................................        4              481,132.69              0.15
January 2001............................................       16            1,506,948.38              0.46
February 2001...........................................       64            7,222,730.53              2.23
March 2001..............................................       83           11,014,900.42              3.39
April 2001..............................................       38            4,893,412.00              1.51
October 2002............................................        1               73,278.60              0.02
December 2002...........................................       23            3,269,464.97              1.01
January 2003............................................       61            9,507,628.86              2.93
February 2003...........................................      293           38,708,136.49             11.93
March 2003..............................................      162           20,981,338.74              6.47
April 2003..............................................       20            2,633,325.00              0.81
                                                            -----         ---------------            ------
         Total..........................................    2,748         $324,524,324.32            100.00%
                                                            =====         ===============            =======


                                             PERIODIC RATE CAPS ON THE MORTGAGE LOANS


                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                                      OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------                                      --------      ------------------     -----------------
1.00....................................................       80        $  7,857,890.90               2.42%
1.50....................................................    2,668         316,666,433.42              97.58
                                                            -----        ---------------             -------
         Total..........................................    2,748        $324,524,324.32             100.00%
                                                            =====        ===============             =======